UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                 ---------------
                                    FORM 8-K


                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                        Date of Report: November 15, 2004
                        (Date of earliest event reported)


                                DCAP GROUP, INC.
                                ----------------
               (Exact Name of Registrant as Specified in Charter)


         Delaware                     0-1665                36-2476480
----------------------------          ------                ----------
(State or Other Jurisdiction  (Commission File No.) (IRS Employer Identification
of Incorporation)                                    Number)


                        1158 Broadway, Hewlett, NY         11557
                        ------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)


       Registrant's telephone number, including area code: (516) 374-7600
                                                           --------------

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

___ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

___ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

___  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

___  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.     Results of Operations and Financial Condition.

               On November 15, 2004, DCAP Group, Inc. issued a press release announcing its financial results for the fiscal quarter ended September 30, 2004. A copy of the press release is furnished as Exhibit 99.1 hereto.


Item 9.01.     Financial Statements and Exhibits.

(c)            Exhibits

               99.1 Press  Release,  dated  November  15,  2004,  issued by DCAP
                    Group, Inc.

                                   SIGNATURES

               Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                     DCAP GROUP, INC.


Dated:  November 15, 2004                            By: /s/ Barry B. Goldstein
                                                        -----------------------
                                                        Barry B. Goldstein
                                                        President